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                    U. S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) September 18, 1996



                            MIDLAND RESOURCES, INC.
             (Exact name of registrant as specified in its charter)


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
          Texas                                  0-18836                               75-2286814
(State or other jurisdiction                    (Commission                           (IRS Employer
      of incorporation)                         File Number)                        Identification No.)
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         16701 Greenspoint Park Drive, Suite 200, Houston, Texas 77060
          (Address of principal executive offices, including Zip Code)


                                 (713) 873-4828
              (Registrant's telephone number, including area code)
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                            MIDLAND RESOURCES, INC.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On July 17, 1996, Midland Resources, Inc. (the "Company"), MRI Acquisition Corp. ("MRI Acquisition"), a wholly owned subsidiary of the Company, and Summit Petroleum Corporation ("Summit"), an affiliate, entered into an Agreement and Plan of Merger whereby MRI Acquisition made a tender offer for all of the outstanding shares of Summit at $0.70 per share. In connection with the tender offer, the Company filed Schedules 14D-1, 13E-3 and 13E-4 with the Securities and Exchange Commission. On the close of the tender offer on September 18, 1996, 1,956,552 shares, or approximately 81.5 percent, of Summit's outstanding stock had been tendered and acquired by MRI Acquisition. Further under the terms of the Agreement and Plan of Merger, as less than 90 percent of the outstanding stock was tendered, Summit's Board of Directors shall call a meeting of its stockholders, as soon as practicable, for the purpose of voting upon a merger with MRI Acquisition. All of the shares acquired by MRI Acquisition will be voted in favor of the approval of the merger and the remaining stockholders will have only the right to receive $0.70 per share.

         The purchase price of Summit was based upon the Company's evaluation of Summit, direct negotiations with Summit and a fairness opinion rendered by Southwest Merchant Group dated July 14, 1996.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements

                          It is impracticable to provide the required financial
                 statements at this time. The required financial statements will be filed as soon as practicable, but not later than 60 days after the date this report on Form 8-K must be filed.

         (b) Proforma financial information

                          It is impracticable to provide the required proforma
                 financial information at this time. The required proforma financial information will be filed as soon as practicable, but not later than 60 days after the date this report on Form 8-K must be filed.

         (c) Exhibits

                 99.(a)(3)        Agreement and Plan of Merger between the
                                  Company, MRI Acquisition and Summit dated
                                  July 17, 1996.  (Filed as an exhibit of the
                                  same number with the Company's Schedule 14D-1
                                  dated July 18, 1996.)
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                                   SIGNATURES



         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        MIDLAND RESOURCES, INC.
                                        (Registrant)





                                        By:  /s/  Deas H. Warley III
                                            -----------------------------
                                            Deas H. Warley III
                                            President





DATED: October 2, 1996
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                               INDEX TO EXHIBITS


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EXHIBIT
  NO.                                                    EXHIBIT
-------                                                  -------
99.(a)(3)        Agreement and Plan of Merger between the Company, MRI Acquisition and Summit dated
                 July 17, 1996.  (Filed as an exhibit of the same number with the Company's Schedule
                 14D-1 dated July 18, 1996.)
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